Exhibit 25.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

NEW YORK (Jurisdiction of Incorporation or organization if not a U.S. national bank)	13-4941247 (I.R.S. Employer Identification no.)

1 COLUMBUS CIRCLE NEW YORK, NEW YORK (Address of principal executive offices)	10005 (Zip Code)

Deutsche Bank Trust Company Americas

1 Columbus Circle

New York, New York 10019

(212) 250 – 2500

(Name, address and telephone number of agent for service)

Amcor Flexibles North America, Inc.

(Exact name of obligor as specified in its charter)

Missouri (State or other jurisdiction of incorporation or organization)	43-0178130 (I.R.S. Employer Identification No.)

2301 Industrial Drive Neenah, Wisconsin (Address of principal executive offices)	54956 (Zip code)

Amcor plc

(Exact name of obligor as specified in its charter)

Jersey (State or other jurisdiction of incorporation or organization)	98-1455367 (I.R.S. Employer Identification No.)

83 Tower Road North
Warmley, Bristol BS30 8XP
United KingdoM	N/A
(Address of principal executive offices)	(Zip code)

Amcor Finance (USA), Inc.

(Exact name of obligor as specified in its charter)

Delaware	95-4559504
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2801 SW 149th Avenue, Suite 350
Miramar, Florida	33027
(Address of principal executive offices)	(Zip code)

Amcor UK Finance plc

(Exact name of obligor as specified in its charter)

United Kingdom	N/A
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

83 Tower Road North
Warmley, Bristol BS30 8XP
United Kingdom	N/A
(Address of principal executive offices)	(Zip code)

Amcor Group Finance plc

(Exact name of obligor as specified in its charter)

United Kingdom	N/A
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

83 Tower Road North
Warmley, Bristol BS30 8XP
United Kingdom	N/A
(Address of principal executive offices)	(Zip code)

Amcor Pty Ltd

(Exact name of obligor as specified in its charter)

Australia	N/A
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Level 11, 60 City Road
Southbank, Victoria 3006
Australia	N/A
(Address of principal executive offices)	(Zip code)

Senior Debt Securities and Guarantees of Senior Debt Securities
(Title of the Indenture securities)

Item 1.	General Information.

Furnish the following information as to the trustee.

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)	Whether it is authorized to exercise corporate trust powers.
Yes.

Item 2.	Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

NONE

Item 3. -15.	Not Applicable

Item 16.	List of Exhibits.

Exhibit 1 -	Restated Organization Certificate of Bankers Trust Company dated August 31, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 18, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 3, 1999; and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 14, 2002, incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 2 -	Certificate of Authority to commence business, incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 4 -	A copy of existing By-Laws of Deutsche Bank Trust Company Americas, dated March 2, 2023 (see attached).

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 7 -	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 17th day of May, 2024.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Jacqueline Bartnick
	Name:	Jacqueline Bartnick
	Title:	Director